EXHIBIT 99.1
SAFEGUARD SCIENTIFICS, INC.
2007 MANAGEMENT INCENTIVE PLAN
     1. BACKGROUND AND PURPOSE
          Safeguard Scientifics, Inc., a Pennsylvania corporation, hereby adopts the Safeguard Scientifics, Inc. 2007 Management Incentive Plan (the “Plan”), effective as of January 1, 2007. The purpose of the Plan is to provide a short-term, performance-based, variable, at-risk compensation program for executive officers and certain other employees of Safeguard Scientifics, Inc. (the “Company”), in accordance with the terms outlined herein. This Plan is intended to serve as one component of the Company’s overall compensation program. The purpose of this Plan, together with the Company’s overall compensation program, is to assist the Company in motivating and retaining highly-qualified, experienced employees.
     2. DEFINITIONS
          (a) “Administrator” means the President or such other appropriate officer of the Company as may be appointed from time to time by the Chief Executive Officer of the Company.
          (b) “Award” means a proposed cash incentive granted under the Plan, which will be paid to a Grantee if the terms and conditions of this Plan are satisfied.
          (c) “Base Salary” means an individual’s regular, annual rate of compensation, but does not include any amounts paid by the Company to any Grantee as overtime pay, signing bonuses, one-time incentive or other bonus payments or any other non-regular payments.
          (d) “Board” means the Board of Directors of the Company.
          (e) “Committee” means the Compensation Committee of the Board or such other committee of the Board assigned by the Board to administer the Plan.
          (f) “Company” means Safeguard Scientifics, Inc., a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.
          (g) “Corporate Objectives” means annual performance objectives for the Company and its Consolidated Subsidiaries and other objectives relevant to the Company’s business as may be established by the Committee.
          (h) “Corporate Performance” means the Committee’s determination of the percentage achievement of the annual Corporate Objectives, after adjustment, if any, in the discretion of the Committee.

          (i) “Consolidated Subsidiaries” means corporations, the voting stock of which is majority-owned by the Company.
          (j) “Eligible Employee” means any employee of the Company, as determined by the Committee (or, if applicable, the Administrator).
          (k) “Executive” shall mean any Eligible Employee who has the title of Chief Executive Officer, Executive Vice President or Senior Vice President of the Company.
          (l) “Grantee” means an Eligible Employee who is granted an Award.
          (m) “Individual Objectives” means, with respect to a given Grantee, annual performance objectives relevant to the Company’s business and such Grantee’s position and responsibilities with the Company or responsibilities with respect to any Consolidated Subsidiaries, as may be established by the Committee (or, if applicable, the Administrator).
          (n) “Individual Performance” means for a given Grantee, the percentage achievement of the annual Individual Objectives of such Grantee as the Committee (or, if applicable, the Administrator) determines, in its discretion.
          (o) “Person” means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.
          (p) “Performance Targets” means, the annual Corporate Objectives and the annual Individual Objectives established by the Committee. Corporate Objectives and Individual Objectives and the weighting of such objectives may differ among Grantees or classes of Grantees.
          (q) “Plan” means the Safeguard Scientifics, Inc. 2007 Management Incentive Plan, as set forth herein, and as amended from time to time.
     3. ADMINISTRATION OF THE PLAN
          (a) Administration. The Plan shall be administered by the Committee. The Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Committee shall have the power to:
               (i) provide rules and regulations for the management, operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;
               (ii) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto;
               (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to carry the same into effect, and it shall be the sole and final judge of when such action shall be appropriate; and
               (iv) determine whether the conditions to the payment of a cash incentive pursuant to an Award have been satisfied.
The resolution of any questions with respect to payments and entitlements pursuant to the provisions of the Plan shall be determined by the Committee, and all such determinations shall be final and conclusive.
          (b) Grants. Subject to the express terms and conditions set forth in the Plan, and, if applicable, subject to contractual obligations between the Company and a Grantee, the Committee shall have the power, from time to time, to select those Eligible Employees to whom Awards shall be granted under the Plan, to determine the amount of cash to be paid pursuant to each Award, and, pursuant to the provisions of the Plan, to determine the terms and conditions of each Award.
          (c) Delegation of Authority. The Committee hereby delegates to the Administrator, its authority under the Plan, including, but not limited to, its authority to grant an Award and its authority to determine whether the conditions to the payment of a cash incentive pursuant to an Award have been satisfied, with respect to any employee of the Company who is not an Executive. Such delegation of authority shall continue in effect until the earliest of (i) such time as the Committee shall, in its discretion, revoke such delegation of authority, (ii) its delegate shall cease to be an employee of the Company for any reason or (iii) its delegate shall notify the Committee that he declines to continue exercise such authority.
          (d) Grantee Information. The Company shall furnish to the Committee and the Administrator in writing all information the Company deems appropriate for the Committee and the Administrator to exercise their respective powers and duties in administration of the Plan. Such information shall be conclusive for all purposes of the Plan and the Committee and the Administrator shall be entitled to rely thereon without any investigation thereof; provided, however, that the Committee and the Administrator may correct any errors discovered in any such information.
     4. ELIGIBILITY
          Awards may be granted only to Eligible Employees of the Company, as determined by the Committee.
     5. AWARDS
          The Committee may grant Awards in accordance with the Plan. The terms and conditions of Awards shall be as determined from time to time by the Committee, consistent, however, with the following:
          (a) Time of Grant. Awards may be granted at any time from the date of adoption of the Plan by the Board until the Plan is terminated by the Board or the Committee.

          (b) Non-uniformity of Awards. The provisions of Awards need not be the same with respect to each Grantee.
          (c) Establishment of Performance Targets and Conditions to Payment of Awards.
               (i) An Award shall be expressed as either a fixed target dollar amount or as a percentage of a Grantee’s Base Salary and shall become payable for a given calendar year to the extent that the Performance Targets established by the Committee are satisfied.
               (ii) The Committee shall establish annual Performance Targets for each annual period, and the weighting of individual Performance Targets for each year and among Grantees or classes of Grantees.
               (iii) Each Grantee shall be entitled to receive payment of an annual Award only after review by the Committee of the final annual operating results and determination by the Committee of the extent to which the annual Performance Targets established by the Committee have been satisfied.
               (iv) The Company shall pay the Awards under the Plan to each Grantee as soon as practicable with respect to a given annual period, but in no event later than March 15th of the year following such period.
          (d) Termination of Grantee’s Employment. Upon termination of a Grantee’s employment with the Company, all of such Grantee’s rights to Awards shall cease and no further payments shall be made with respect thereto, subject to contractual obligations between the Company and such Grantee, or unless the Committee in its discretion shall determine otherwise.
     6. AMENDMENT AND TERMINATION
          The Plan may be terminated by the Board or the Committee at any time. The Plan may be amended by the Board or the Committee at any time. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.
     7. MISCELLANEOUS PROVISIONS
          (a) Unsecured Creditor Status. A Grantee entitled to payment of an Award hereunder shall rely solely upon the unsecured promise of the Company, as set forth herein, for the payment thereof, and nothing herein contained shall be construed to give to or vest in a Grantee or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Company, or in which the Company may have any right, title, or interest, nor or at any time in the future.
          (b) Non-Assignment of Awards. The Grantee shall not be permitted to sell, transfer, pledge or assign any amount payable pursuant to the Plan or an Award, provided that the right to payment under an Award may pass by will or the laws of descent and distribution.

          (c) Other Company Plans. It is agreed and understood that any benefits under this Plan are in addition to any and all benefits to which a Grantee may otherwise be entitled under any other contract (other than any employment contract entered into by and between the Company and any Grantee), arrangement, or voluntary pension, profit sharing or other compensation plan of the Company, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Company or a Grantee under any other such contract, arrangement, or voluntary pension, profit sharing or other compensation plan.
          (d) Separability. If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.
          (e) Continued Employment. Neither the establishment of the Plan, any provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon any Grantee the right to a continuation of employment by the Company. The Company reserves the right to dismiss any employee (including a Grantee), or otherwise deal with any employee (including a Grantee) to the same extent as though the Plan had not been adopted.
          (f) Incapacity. If the Committee determines that a Grantee is unable to care for his affairs because of illness or accident, any benefit due such Grantee under the Plan may be paid to his spouse, child, parent, or any other person deemed by the Committee to have incurred expense for such Grantee (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Company’s obligation hereunder.
          (g) Withholding. The Company shall withhold the amount of any federal, state, local or other tax, charge or assessment attributable to the grant of any Award or lapse of restrictions under any Award as it may deem necessary or appropriate, in its sole discretion.
     8. GOVERNING LAW
          The Plan and all determinations made and actions taken pursuant to the Plan shall be governed in accordance with Pennsylvania law.
     9. EFFECTIVE DATE
          The effective date of this Plan is as of January 1, 2007.